FOR IMMEDIATE RELEASE
August 6, 2026
NYSE Symbol: CPK

CHESAPEAKE UTILITIES CORPORATION REPORTS
SECOND QUARTER 2026 RESULTS

•Net income and earnings per share ("EPS")* were $25.4 million and $1.05, respectively, for the second quarter and $84.7 million and $3.51, respectively, year to date
•Year-to-date growth rate of 8.0 percent on Adjusted EPS**, which excludes the transaction and transition-related expenses attributable to the acquisition and integration of Florida City Gas ("FCG")
•Adjusted gross margin** growth of $7.4 million for the second quarter and $31.2 million year to date, representing a 9.6 percent growth rate for the six months ended June 30, 2026, driven largely by transmission expansion projects, regulatory initiatives and infrastructure programs, natural gas organic growth, and improved contributions from unregulated businesses.
•The Company is increasing its 2026 capital guidance range to $550 - $600 million in light of advances on various capital projects

Dover, Delaware — Chesapeake Utilities Corporation (NYSE: CPK) (“Chesapeake Utilities” or the “Company”) today announced financial results for the three and six months ended June 30, 2026.

Additional highlights include:

•Announced the Florida Energy Pathway ("FEP") project, a $1.2 billion natural gas pipeline project in south Florida with approximately 250,000 Dts/d of committed capacity; targeted in-service date in 2030
•Increased capacity under the Company’s revolving credit facility to $650 million to support capital investment growth
•Capital investment of $139.7 million during the second quarter of 2026, bringing the year-to-date total to $261.6 million
•Interim rates of $16.2 million on an annualized basis, effective in July 2026, were approved by the Florida Public Service Commission ("PSC") in connection with the Company's ongoing FCG rate case

“Our second quarter results demonstrate consistent operational and financial performance as we make substantial progress on transforming for the next phase of sustained enterprise growth,” said Jeff Householder, the Company’s Chair of the Board, President and Chief Executive Officer. “We are also excited to be moving forward with the Florida Energy Pathway infrastructure project. This represents a significant investment opportunity to bring capacity and reliability to south Florida and support long-term growth across the state.”

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Earnings and Capital Investment Guidance

The Company is increasing its 2026 capital expenditure guidance by $100 million to $550 - $600 million, driven primarily by increases in transmission (including initial investments in FEP), distribution and infrastructure investments.

The Company had previously issued long-term capital guidance for the 2024 - 2028 period of $1.5 - $1.8 billion. Given a robust capital investment program to date and the recently announced FEP project, the Company expects to achieve capital investment of approximately $1.4 billion through 2026 and total investment exceeding $2.2 billion for the five-year period ended 2028. The Company also continues to reaffirm its 2028 earnings guidance of $7.75 - $8.00 per share.

As the Company continues discussions with potential partners for the FEP project and makes additional progress on its long-term investment opportunities, the Company expects to provide a long-term guidance update during its Full-Year 2026 earnings call in February 2027. At that time, the Company expects to provide a capital guidance range and EPS growth rate for the 2027 - 2031 period.

*Unless otherwise noted, EPS and Adjusted EPS information are presented on a diluted basis.

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Non-GAAP Financial Measures

**This press release including the tables herein, include references to both Generally Accepted Accounting Principles ("GAAP") and non-GAAP financial measures, including Adjusted Gross Margin, Adjusted Net Income and Adjusted EPS. A "non-GAAP financial measure" is generally defined as a numerical measure of a company's historical or future performance that includes or excludes amounts, or that is subject to adjustments, so as to be different from the most directly comparable measure calculated or presented in accordance with GAAP. The Company's management believes certain non-GAAP financial measures, when considered together with GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period.

The Company calculates Adjusted Gross Margin by deducting the purchased cost of natural gas, propane and electricity and the cost of labor spent on direct revenue-producing activities from operating revenues. The costs included in Adjusted Gross Margin exclude depreciation and amortization and certain costs presented in operations and maintenance expenses in accordance with regulatory requirements. The Company calculates Adjusted Net Income and Adjusted EPS by deducting costs and expenses associated with significant acquisitions that may affect the comparison of period-over-period results. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. The Company believes that these non-GAAP measures are useful and meaningful to investors as a basis for making investment decisions, and provide investors with information that demonstrates the profitability achieved by the Company under allowed rates for regulated energy operations and under the Company's competitive pricing structures for unregulated energy operations. The Company's management uses these non-GAAP financial measures in assessing a business unit and Company performance. Other companies may calculate these non-GAAP financial measures in a different manner.

The following tables reconcile Gross Margin, Net Income, and EPS, all as defined under GAAP, to the Company's non-GAAP measures of Adjusted Gross Margin, Adjusted Net Income and Adjusted EPS for each of the periods presented.

Adjusted Net Income and Adjusted EPS

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(dollars in millions, shares in thousands (except per share data))	2026	2025	2026	2025
Net Income (GAAP)	$25.4	$23.9	$84.7	$74.8
FCG transaction and transition-related expenses, net (1)	—	0.4	—	0.6
Adjusted Net Income (Non-GAAP)	$25.4	$24.3	$84.7	$75.4

Weighted average common shares outstanding - diluted	24,174	23,402	24,115	23,223

Earnings Per Share - Diluted (GAAP)	$1.05	$1.02	$3.51	$3.22
FCG transaction and transition-related expenses, net (1)	—	0.02	—	0.03
Adjusted Earnings Per Share - Diluted (Non-GAAP)	$1.05	$1.04	$3.51	$3.25
(1) Transaction and transition-related expenses represent non-recurring costs incurred attributable to the acquisition and integration of FCG including, but not limited to, transition services, consulting, system integration, rebranding, and legal fees.

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Financial Summary Highlights

Key variances between the second quarter of 2025 and 2026 included:

(in millions, except per share data)	Pre-tax Income	Net Income	Earnings Per Share
Three Months Ended June 30, 2025 Adjusted Results (1)	$33.3	$24.3	$1.04

Change in Adjusted Gross Margins:
Natural gas transmission service expansions, including interim services (2)	4.9	3.6	0.15
Contributions from regulated infrastructure programs (2)	3.2	2.4	0.10
Natural gas growth including conversions (excluding service expansions)	2.0	1.4	0.06
Increased propane margins and service fees	1.5	1.1	0.05
Increased Aspire Energy performance - rate changes and gathering fees	0.4	0.3	0.01
Change in off-system natural gas capacity sales	0.3	0.2	—
Decreased CNG/RNG/LNG services	(1.0)	(1.0)	(0.04)
Absence of recovered costs associated with Hurricane Michael (3)	(1.9)	(1.4)	(0.06)
Changes in customer consumption	(2.7)	(2.0)	(0.08)
	6.7	4.6	0.19

Change in Operating Expenses (Excluding Natural Gas, Propane, and Electric Costs):
Depreciation, amortization and property taxes	(3.5)	(2.6)	(0.11)
Credit, collections and customer service costs	(1.3)	(0.9)	(0.04)
Payroll, benefits and other employee-related expenses	(1.2)	(0.8)	(0.03)
Facilities expenses, maintenance costs and outside services	(0.6)	(0.5)	(0.02)
Vehicle expenses	(0.5)	(0.3)	(0.02)
Insurance-related costs	(0.4)	(0.2)	(0.01)
Absence of amortization of costs associated with Hurricane Michael recovery (3)	1.9	1.3	0.06
	(5.6)	(4.0)	(0.17)

Interest charges	(0.6)	(0.4)	(0.02)
Increase in shares outstanding due to 2025 and 2026 equity offerings (4)	—	—	(0.03)
Net other changes	1.2	0.9	0.04
	0.6	0.5	(0.01)
Three Months Ended June 30, 2026 Adjusted Results (1)	$35.0	$25.4	$1.05
(1) Transaction and transition-related expenses attributable to the acquisition and integration of FCG have been excluded from the Company’s non-GAAP measures of adjusted net income and adjusted EPS. See reconciliations above for a detailed comparison to the related GAAP measures.
(2) Refer to the Major Projects and Initiatives table below for additional information.
(3) The current period includes offsetting reductions in both adjusted gross margin and depreciation and amortization expense related to the absence of recovered costs associated with Hurricane Michael.
(4) Reflects the impact of approximately 0.6 million common shares issued under the dividend reinvestment and direct stock purchase plan ("DRIP/DSPP") and at the market ("ATM") program.
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Key variances between the six months ended June 30, 2025 and June 30, 2026 included:

(in millions, except per share data)	Pre-tax Income	Net Income	Earnings Per Share
Six months ended June 30, 2025 Adjusted Results (1)	$103.0	$75.4	$3.25

Change in Adjusted Gross Margins:
Natural gas transmission service expansions, including interim services (2)	11.8	8.7	0.36
Contributions from regulated infrastructure programs (2)	8.7	6.4	0.27
Natural gas growth including conversions (excluding service expansions)	4.0	2.9	0.12
Rate changes associated with recent rate case activities (2)	4.1	3.0	0.13
Increased propane margins and service fees	1.8	1.3	0.05
Increased Aspire Energy performance - rate changes and gathering fees	1.8	1.3	0.05
Changes in customer consumption	1.8	1.3	0.06
Change in off-system natural gas capacity sales	1.4	1.0	0.04
Decreased CNG/RNG/LNG services	(1.2)	(0.9)	(0.04)
Absence of recovered costs associated with Hurricane Michael (3)	(3.9)	(2.8)	(0.12)
	30.3	22.2	0.92

Change in Operating Expenses (Excluding Natural Gas, Propane, and Electric Costs):
Payroll, benefits and other employee-related expenses	(7.8)	(5.7)	(0.24)
Depreciation, amortization and property taxes	(5.0)	(3.7)	(0.15)
Facilities expenses, maintenance costs and outside services	(3.7)	(2.7)	(0.11)
Credit, collections and customer service costs	(2.7)	(2.0)	(0.08)
Insurance-related costs	(0.6)	(0.4)	(0.02)
Vehicle expenses	(0.6)	(0.4)	(0.02)
Absence of amortization of costs associated with Hurricane Michael recovery (3)	3.9	2.8	0.12
	(16.5)	(12.1)	(0.50)

Interest charges	(1.2)	(0.8)	(0.04)
Increase in shares outstanding due to 2025 and 2026 equity offerings (4)	—	—	(0.12)
Net other changes	0.1	—	—
	(1.1)	(0.8)	(0.16)
Six months ended June 30, 2026 Adjusted Results (1)	$115.7	$84.7	$3.51
(1) Transaction and transition-related expenses attributable to the acquisition and integration of FCG have been excluded from Company’s non-GAAP measures of adjusted net income and adjusted EPS. See reconciliations above for a detailed comparison to the related GAAP measures.
(2) Refer to the Major Projects and Initiatives table below for additional information.
(3) The current period includes offsetting reductions in both adjusted gross margin and depreciation and amortization expense related to the absence of recovered costs associated with Hurricane Michael.
(4) Reflects the impact of approximately 0.6 million common shares issued under the Company's DRIP/DSPP and ATM program.

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Major Projects and Initiatives (ongoing and recently completed)

The Company continues to execute on its strategic plan driving significant investment in its service territories. A summary table of major project and initiatives is presented below with a comprehensive discussion of each of the items presented in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

	Adjusted Gross Margin
	Three Months Ended		Six Months Ended		Year Ended	Estimate for
	June 30,		June 30,		December 31,	Fiscal
(in millions)	2026	2025	2026	2025	2025	2026	2027
Pipeline Expansions:
St. Cloud / Twin Lakes Expansion	$1.0	$0.8	$2.0	$0.9	$2.9	$3.8	$3.8
Wildlight	1.1	0.5	2.2	1.0	2.6	4.3	4.3
Worcester Resiliency Upgrade	0.4	—	0.8	—	0.3	1.5	17.1
Boynton Beach	0.9	0.9	1.8	1.4	3.0	3.4	3.4
New Smyrna Beach	0.6	0.3	1.2	0.3	1.6	2.6	2.6
Central Florida Reinforcement	1.1	0.3	2.2	0.6	2.6	4.3	4.3
Renewable Natural Gas Supply Projects	1.2	0.5	2.5	0.5	2.5	5.4	6.4
Miami Inner Loop	1.9	—	3.8	—	2.8	7.6	7.6
Duncan Plains	—	—	—	—	—	—	1.1
Total Pipeline Expansions	8.2	3.3	16.5	4.7	18.3	32.9	50.6

Regulatory Initiatives:
Florida GUARD program	2.6	1.7	5.0	3.2	7.1	10.9	13.0
FCG SAFE Program	2.9	2.2	5.7	3.9	8.4	12.7	16.4
Capital Cost Surcharge Programs	2.3	1.4	4.6	2.9	5.7	9.0	10.1
Electric Storm Protection Plan	1.8	1.5	5.1	2.6	6.4	9.7	10.4
Florida Mandatory Relocates	0.4	—	0.9	—	—	1.5	1.5
Infrastructure Subtotal	10.0	6.8	21.3	12.6	27.6	43.8	51.4

Rate Case
Maryland Rate Case (1)	0.7	0.6	2.0	0.6	1.5	3.5	3.5
Delaware Rate Case (1)	1.3	1.4	3.4	2.2	4.7	6.1	6.1
Electric Rate Case (1)	2.1	2.1	4.3	2.8	7.3	8.6	9.1
FCG Rate Case	—	—	—	—	—	TBD	TBD
Rate Case Subtotal	4.1	4.1	9.7	5.6	13.5	18.2	18.7
Total Regulatory Initiatives	14.1	10.9	31.0	18.2	41.1	62.0	70.1

Total	$22.3	$14.2	$47.5	$22.9	$59.4	$94.9	$120.7
(1) Includes adjusted gross margin attributable to interim and permanent rates.
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Chesapeake Utilities Corporation and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025
(in millions, except shares (thousands) and per share data)
Operating Revenues
Regulated Energy	$164.3	$151.8	$413.6	$351.4
Unregulated Energy	45.2	47.9	158.9	154.6
Other Businesses and Eliminations	(7.6)	(6.9)	(17.5)	(14.5)
Total Operating Revenues	201.9	192.8	555.0	491.5
Operating Expenses
Regulated natural gas and electricity costs	39.6	34.1	141.2	105.6
Unregulated propane and natural gas costs	12.1	15.9	57.4	60.7
Operations	57.7	54.9	125.0	112.9
Maintenance	7.0	6.0	15.0	11.4
Depreciation and amortization	22.9	21.9	44.4	44.4
Other taxes	9.7	9.2	19.7	18.6
FCG transaction and transition-related expenses	—	0.5	—	0.8
Total Operating Expenses	149.0	142.5	402.7	354.4
Operating Income	52.9	50.3	152.3	137.1
Other income, net	0.5	0.4	0.5	1.0
Interest charges	18.4	17.8	37.1	35.9
Income Before Income Taxes	35.0	32.9	115.7	102.2
Income taxes	9.6	9.0	31.0	27.4
Net Income	$25.4	$23.9	$84.7	$74.8

Weighted Average Common Shares Outstanding:
Basic	24,056	23,307	23,997	23,133
Diluted	24,174	23,402	24,115	23,223

Earnings Per Share of Common Stock:
Basic	$1.06	$1.03	$3.53	$3.23
Diluted	$1.05	$1.02	$3.51	$3.22

Adjusted Net Income and Adjusted Earnings Per Share
Net Income (GAAP)	$25.4	$23.9	$84.7	$74.8
FCG transaction and transition-related expenses, net (1)	—	0.4	—	0.6
Adjusted Net Income (Non-GAAP)**	$25.4	$24.3	$84.7	$75.4

Earnings Per Share - Diluted (GAAP)	$1.05	$1.02	$3.51	$3.22
FCG transaction and transition-related expenses, net (1)	—	0.02	—	0.03
Adjusted Earnings Per Share - Diluted (Non-GAAP)**	$1.05	$1.04	$3.51	$3.25
(1) Transaction and transition-related expenses represent costs incurred attributable to the acquisition and integration of FCG including, but not limited to, transition services, consulting, system integration, rebranding and legal fees.
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Chesapeake Utilities Corporation and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

Assets	June 30, 2026	December 31, 2025
(in millions, except shares and per share data)
Property, Plant and Equipment
Regulated Energy	$3,076.1	$2,941.6
Unregulated Energy	514.3	492.4
Other Businesses and Eliminations	43.0	38.3
Total property, plant and equipment	3,633.4	3,472.3
Less: Accumulated depreciation and amortization	(657.5)	(637.6)
Plus: Construction work in progress	376.6	283.7
Net property, plant and equipment	3,352.5	3,118.4
Current Assets
Cash and cash equivalents	0.4	1.8
Trade and other receivables	100.2	106.9
Less: Allowance for credit losses	(7.9)	(5.4)
Trade and other receivables, net	92.3	101.5
Accrued revenue	30.5	50.1
Propane inventory, at average cost	6.6	8.8
Other inventory, at average cost	17.1	17.9
Regulatory assets	19.6	29.7
Storage gas prepayments	2.9	4.5
Prepaid expenses	15.5	19.7
Derivative assets, at fair value	0.2	—
Other current assets	2.9	3.0
Total current assets	188.0	237.0
Deferred Charges and Other Assets
Goodwill	507.5	507.5
Other intangible assets, net	12.5	13.2
Investments, at fair value	18.7	17.2
Derivative assets, at fair value	0.1	—
Operating lease right-of-use assets	8.9	9.9
Regulatory assets	72.9	74.3
Receivables and other deferred charges	12.7	17.3
Total deferred charges and other assets	633.3	639.4
Total Assets	$4,173.8	$3,994.8

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Chesapeake Utilities Corporation and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

Capitalization and Liabilities	June 30, 2026	December 31, 2025
(in millions, except shares and per share data)
Capitalization
Stockholders’ equity
Preferred stock, par value $0.01 per share (authorized 2,000,000 shares), no shares issued and outstanding	$—	$—
Common stock, par value $0.4867 per share (authorized 75,000,000 shares)	11.7	11.6
Additional paid-in capital	986.7	962.8
Retained earnings	676.7	626.8
Accumulated other comprehensive loss	(1.7)	(2.7)
Deferred compensation obligation	17.5	12.6
Treasury stock	(17.5)	(12.6)
Total stockholders’ equity	1,673.4	1,598.5
Long-term debt, net of current maturities	1,317.9	1,327.1
Total capitalization	2,991.3	2,925.6
Current Liabilities
Current portion of long-term debt	131.7	134.6
Short-term borrowing	238.1	158.0
Accounts payable	93.6	115.2
Customer deposits and refunds	50.2	45.1
Accrued interest	8.8	8.7
Dividends payable	17.7	16.4
Accrued compensation	13.0	21.6
Regulatory liabilities	16.3	14.5
Derivative liabilities, at fair value	0.3	0.8
Other accrued liabilities	25.0	15.0
Total current liabilities	594.7	529.9
Deferred Credits and Other Liabilities
Deferred income taxes	346.6	313.3
Regulatory liabilities	203.3	188.1
Environmental liabilities	3.2	2.9
Other pension and benefit costs	15.2	14.0
Derivative liabilities, at fair value	0.1	0.6
Operating lease - liabilities	7.0	7.9
Deferred investment tax credits and other liabilities	12.4	12.5
Total deferred credits and other liabilities	587.8	539.3
Environmental and other commitments and contingencies (1)
Total Capitalization and Liabilities	$4,173.8	$3,994.8
(1) Refer to Note 6 and 7 in the Company's Quarterly Report on Form 10-Q for further information.

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Adjusted Gross Margin

	Three Months Ended June 30, 2026
(in millions)	Regulated Energy	Unregulated Energy	Other Businesses and Eliminations	Total
Operating Revenues	$164.3	$45.2	$(7.6)	$201.9
Cost of Sales:
Natural gas, propane and electric costs	(39.6)	(19.8)	7.7	(51.7)
Depreciation & amortization	(17.3)	(5.6)	—	(22.9)
Operations & maintenance expenses (1)	(15.5)	(10.4)	—	(25.9)
Gross Margin (GAAP)	91.9	9.4	0.1	101.4
Operations & maintenance expenses (1)	15.5	10.4	—	25.9
Depreciation & amortization	17.3	5.6	—	22.9
Adjusted Gross Margin (Non-GAAP)	$124.7	$25.4	$0.1	$150.2

	Three Months Ended June 30, 2025
(in millions)	Regulated Energy	Unregulated Energy	Other Businesses and Eliminations	Total
Operating Revenues	$151.8	$47.9	$(6.9)	$192.8
Cost of Sales:
Natural gas, propane and electric costs	(34.1)	(22.9)	7.0	(50.0)
Depreciation & amortization	(16.8)	(5.1)	—	(21.9)
Operations & maintenance expenses (1)	(14.6)	(9.8)	0.4	(24.0)
Gross Margin (GAAP)	86.3	10.1	0.5	96.9
Operations & maintenance expenses (1)	14.6	9.8	(0.4)	24.0
Depreciation & amortization	16.8	5.1	—	21.9
Adjusted Gross Margin (Non-GAAP)	$117.7	$25.0	$0.1	$142.8

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	Six Months Ended June 30, 2026
(in millions)	Regulated Energy	Unregulated Energy	Other Businesses and Eliminations	Total
Operating Revenues	$413.6	$158.9	$(17.5)	$555.0
Cost of Sales:
Natural gas, propane and electric costs	(141.2)	(74.9)	17.5	(198.6)
Depreciation & amortization	(33.4)	(11.0)	—	(44.4)
Operations & maintenance expenses (1)	(32.2)	(21.3)	0.1	(53.4)
Gross Margin (GAAP)	206.8	51.7	0.1	258.6
Operations & maintenance expenses (1)	32.2	21.3	(0.1)	53.4
Depreciation & amortization	33.4	11.0	—	44.4
Adjusted Gross Margin (Non-GAAP)	$272.4	$84.0	$—	$356.4

	Six Months Ended June 30, 2025
(in millions)	Regulated Energy	Unregulated Energy	Other Businesses and Eliminations	Total
Operating Revenues	$351.4	$154.6	$(14.5)	$491.5
Cost of Sales:
Natural gas, propane and electric costs	(105.6)	(75.1)	14.4	(166.3)
Depreciation & amortization	(34.4)	(10.0)	—	(44.4)
Operations & maintenance expenses (1)	(27.9)	(19.5)	0.7	(46.7)
Gross Margin (GAAP)	183.5	50.0	0.6	234.1
Operations & maintenance expenses (1)	27.9	19.5	(0.7)	46.7
Depreciation & amortization	34.4	10.0	—	44.4
Adjusted Gross Margin (Non-GAAP)	$245.8	$79.5	$(0.1)	$325.2
(1) Operations & maintenance expenses within the condensed consolidated statements of income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under GAAP.

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Forward-Looking Statements
Matters included in this release may include forward-looking statements that involve risks and uncertainties. Actual results may differ materially from those in the forward-looking statements. Please refer to the Safe Harbor for Forward-Looking Statements in the Company’s 2025 Annual Report on Form 10-K and as may be identified in subsequent Reports on Form 10-Q for further information on the risks and uncertainties related to the Company’s forward-looking statements.
Conference Call
Chesapeake Utilities (NYSE: CPK) will host a conference call on Friday, August 7, 2026, at 8:30 a.m. Eastern Time to discuss the Company’s financial results for the three and six months ended June 30, 2026. To listen to the Company’s conference call via live webcast, please visit the Events & Presentations section of the Investors page on www.chpk.com. For investors and analysts that wish to participate by phone for the question and answer portion of the call, please use the following dial-in information:

Toll-free: 800.245.3047
International: 203.518.9765
Conference ID: CPKQ226

A replay of the presentation will be made available on the previously noted website following the conclusion of the call.

About Chesapeake Utilities Corporation
Chesapeake Utilities Corporation is a diversified energy delivery company, listed on the New York Stock Exchange. Chesapeake Utilities Corporation offers sustainable energy solutions through its natural gas transmission and distribution, electricity generation and distribution, propane gas distribution, mobile compressed natural gas utility services and solutions, and other businesses.

For more information, contact:

Lucia M. Dempsey
Head of Investor Relations
347.804.9067